Exhibit 21.1

STEWART INFORMATION SERVICES CORPORATION AND SUBSIDIARIES

Name of Subsidiary	State, Territory or Country of Origin
LandSafe Services of Alabama, Inc.	Alabama
Stewart Title of Alabama, LLC	Alabama

Integrity Title Agency, LLC	Alaska
United Title Guaranty Agency, LLC	Alaska

Citizens Title Agency of Arizona, LLC	Arizona
Citizens Title & Trust	Arizona
Safe Harbor Funding, LLC	Arizona
Safford Title Agency, Inc.	Arizona
H/7 Corporation	Arizona
Stewart Title & Trust of Tucson	Arizona

Stewart Title of Arkansas, LLC	Arkansas

AmSac Rivers Escrow, Inc.	California
API Properties Corporation	California
Asset Preservation, Inc.	California
Cuesta Title Company	California
Intercity Capital Corporation	California
Intercity Escrow Services	California
Quantum Leap Realty Technologies, Inc.	California
Stewart Default Services	California
SIFS, LLC	California
Stewart Title of California, Inc.	California

Reveal Systems, Inc.	Colorado
SAB Holdings, LLC	Colorado

DataQuick Title, LLC	Delaware
Electronic Closing Services, Inc.	Delaware
Stewart Valuation Services, LLC	Delaware
Stewart Institutional Exchange Services, LLC	Delaware
Stewart Title & Trust of Phoenix, Inc.	Delaware

LandSafe Title of Florida, Inc.	Florida
Stewart Properties of Tampa, Inc.	Florida
Stewart Vacation Ownership Title Agency, Inc.	Florida

Hannaford Abstract & Title Company, Inc.	Kansas
McPherson County Abstract and Title Company, Inc.	Kansas

Kemp Title Agency, LLC	Kentucky

Stewart Title Group, LLC	Maryland
Stewart Title of Maryland, Inc.	Maryland

Wetzel and Associates, Inc.	Michigan

CBKC Title & Escrow, LLC	Missouri
CBKC Title Holdings, LLC	Missouri
Heart of America Title & Escrow, LLC	Missouri
Heart of America Title & Escrow Holdings, LLC	Missouri
LandSafe Services, LLC	Missouri
Metropolitan Title & Escrow, LLC	Missouri

API Properties Nevada, Inc.	Nevada

Stewart Title of Albuquerque, LLC	New Mexico

Monroe-Gorman Title Agency, LLC	New York
Parked Properties NY, Inc.	New York
Stewart Title Insurance Company	New York

Red River Title Services, Inc.	North Dakota

DataQuick Title Agency of Ohio, Inc.	Ohio
RET Solutions, LLC	Ohio

Oklahoma Land Title Services, LLC	Oklahoma
Stewart Abstract & Title of Oklahoma, an Oklahoma Corporation	Oklahoma

LandSafe Default, Inc.	Pennsylvania

Yankton Title Company, Inc.	South Dakota

Memorial Title, LLC	Tennessee
Summit Land Title, LLC	Tennessee

ABC Title, LLC dba Prosperity Title Company	Texas
Advantage Title of Ft. Bend, LC	Texas
Advantage Title of Travis County, LC	Texas
Advantage Title Solutions, LLC	Texas
Bedrock Title Company, LLC	Texas
Expert Title, LLC	Texas
Chadco Builders, Inc.	Texas
Classic Title Company, LLC	Texas
Crown Title Company of Houston, LLC	Texas
Dominion Title, LLC	Texas
Dominion Title of Dallas, LLC	Texas
DQ Title Agency of Texas, LLC	Texas
E Title, Inc.	Texas
Fulghum, Inc.	Texas
GESS Management, LLC	Texas

GESS Real Estate Investments, LP	Texas
Gracy Title Company, LC	Texas
Graystone Title Company, LLC	Texas
HMH Title Company, LLC	Texas
Home Retention Services, Inc.	Texas
I.H. Title Company, LLC	Texas
IT24 of Houston, LLC	Texas
Landon Title Company, LLC	Texas
LandSafe Title of Texas, Inc.	Texas
LCH Title Company, LLC	Texas
Millennium Title of Houston, LC	Texas
Millennium Title Company of North Texas, LLC	Texas
National Transfer Services, LLC	Texas
NETC Title Company, LLC	Texas
Priority Title Company of Dallas, LC	Texas
Priority Title Company of Houston, LC	Texas
Professional Real Estate Tax Service, LLC	Texas
Professional Real Estate Tax Service of North Texas, LLC	Texas
PropertyInfo Corporation	Texas
PSI-Fire, L.P.	Texas
Red Oak Title, LLC	Texas
S&S Title Company LLC	Texas
Stewart Financial Services, Inc.	Texas
Stewart Lender Services, Inc.	Texas
Stewart Solutions, LLC	Texas
Stewart Title Company	Texas
Stewart Title Guaranty Company	Texas
Stewart Title of Lubbock, Inc.	Texas
Stewart Title of the Coastal Bend, Inc.	Texas
Strategic Title Company, LLC	Texas
Texarkana Title and Abstract Company, Inc.	Texas
U.S. Title Company of Wichita County I, Ltd.	Texas

Bonneville Superior Title Company, Inc.	Utah

Kanawha Land Title Services, LLC	Virginia
Richmond Settlement Solutions, LLC	Virginia
Signature & Stewart Settlement Services, Inc.	Virginia
Stewart Title & Escrow, Inc.	Virginia
Stewart Title & Settlement Services, Inc.	Virginia
Stewart Title of Shenandoah Valley, LC	Virginia

LandSafe Title of Washington Inc.	Washington
Stewart Title of Spokane, LLC	Washington

Stewart Title Co. of Gillette, Inc.	Wyoming

Stewart Lender Services - Latin America, S.A.	Costa Rica

Stewart Title Guaranty de México, S.A. de C.V.	Mexico

CTO 24/7 (Private) Limited	Pakistan

Stewart Title sp. z o.o.	Poland

Stewart Title Puerto Rico, Inc.	Puerto Rico

Advantage Title Solutions, S.R.L.	Romania

Stewart Title Limited	United Kingdom